SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 4, 2002
                                                ----------------------

                             Heilig-Meyers Company
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Virginia                     1-8484             54-0558861
 ---------------------------       ------------      ------------------
(State or other jurisdiction       (Commission         (IRS Employer
    of incorporation)              file number)      Identification No.)


12560 West Creek Parkway, Richmond, Virginia              23238
--------------------------------------------           ----------
  (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code        (804) 784-7300
                                                    ------------------------

                            N/A
------------------------------------------------------------
(Former name or former address, if changed since last report

Item 5.   OTHER EVENTS

          On August 16, 2000, Heilig-Meyers Company and certain of its subsidiaries (collectively, "the Debtors") filed voluntary petitions for relief under Chapter 11, Title 11 of the United States Bankruptcy Code with the United States Bankruptcy Court ("Bankruptcy Court") for the Eastern District of Virginia, case number 00-34533. On January 4, 2002 the Debtors submitted to the Bankruptcy Court their summary financial information for the month and fiscal year-to-date ended November 30, 2001, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.   EXHIBITS

          (c)  Exhibits

          99.1 Summary financial information for the month and fiscal year-to-date ended November 30, 2001 as filed with the United States Bankruptcy Court for the Eastern District of Virginia.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            HEILIG-MEYERS COMPANY

Date:  January 10, 2002                     By: /s/Ronald L. Barden
                                            ----------------------------
                                            Ronald L. Barden
                                            Managing Director of
                                            Reorganization

                                                                    EXHIBIT 99.1


                              HEILIG-MEYERS COMPANY
                           CONSOLIDATED BALANCE SHEET
                             (Amounts in thousands)
                                   (Unaudited)


                                                 November 30,  February 28,
                                                    2001          2001
    ASSETS                                      ------------   -----------

    Current Assets:
    Cash                                         $    9,707    $    4,700
    Accounts Receivable, Net                             --        40,692
    Inventories                                      45,805       245,584
    Other Receivables                                13,439        18,710
    Prepaid Expenses                                  4,434        18,317
                                                  ---------     ---------
    Total Current Assets                             73,385       328,003
                                                  ---------     ---------

    Land and Buildings                               31,302       103,525
    Fixtures, Furniture and Vehicles                  9,912        99,925
    Leasehold Improvements                           23,431       151,898
    Construction in Progress                            160           434
                                                  ---------     ---------
    Total Property and Equipment                     64,805       355,782
    Accumulated Depreciation and Amortization        19,744       160,496
                                                  ---------     ---------
    Property and Equipment, Net                      45,061       195,286
                                                  ---------     ---------

    Other Assets                                    113,568       137,919
                                                  ---------     ---------
    TOTAL ASSETS                                 $  232,014    $  661,208
                                                  =========     =========

    LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
    DIP Facilities - Revolving Facility          $       --    $   10,225
    Accounts Payable                                  7,384        29,511
    Accrued Expenses                                 28,934        53,489
    Deferred Revenue                                  9,050        23,662
                                                  ---------     ---------
    Total Current Liabilities                        45,368       116,887
                                                  ---------     ---------

    DIP Facilities - Term Facility                       --        15,000
    Liabilities Subject to Compromise               713,664       761,374

    Commitments and Contingencies

    Stockholders' Deficit:
    Common Stock                                    121,525       121,525
    Capital in Excess of Par Value                  240,871       240,871
    Retained Deficit                               (889,414)     (594,449)
                                                  ---------     ---------
    Total Stockholders' Deficit                    (527,018)     (232,053)
                                                  ---------     ---------
    TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT  $  232,014    $  661,208
                                                  =========     =========

                              HEILIG-MEYERS COMPANY
                    CONSOLIDATED INTERNAL OPERATING STATEMENT
                (Amounts in thousands, except earnings per share)
                                   (Unaudited)

                                           One Month Ended    Nine Months Ended
                                           November 30, 2001   November 30, 2001
                                          ------------------  ------------------

Sales                                              $ 28,748           $ 312,131
Costs of Sales                                       17,131             189,356
                                                    -------            --------
    Maintained Margin                                11,617             122,775

Finance Income                                           43                 507
Insurance Income                                         15                 189
Other Income                                          1,920              17,341
                                                    -------            --------
    Total Income                                     13,595             140,812

Store Salaries Expense                                3,536              45,119
Advertising Expense                                   2,823              31,581
Store Rent & Amortization Expense                     1,480              24,128
Store Selling, General & Administrative Expense       4,213              57,004
Corporate General & Administrative Expense            2,807              36,098
Distribution Expense                                  1,655              29,830
Interest Expense                                        (55)              2,748
                                                    -------            --------
    Total Operating Expense                          16,459             226,508

Operating Loss Before Reorganization Items,
  Delivered Sales Adjustment and Income Taxes        (2,864)            (85,696)

Reorganization Items:
  Store and Distribution Center Exit Costs             (304)           (180,409)
  Credit Operations Exit Costs                           --             (15,524)
  Asset Impairment                                       --              (7,138)
  Interest Income                                        --                   2
  Trustee Fees                                           --                 (34)
  Professional Fees                                    (550)            (10,699)
                                                    -------            --------
     Total Reorganization Items                        (854)           (213,802)

Delivered Sales Adjustment                               51               5,521
                                                    -------            --------
Loss Before Income Taxes                             (3,667)           (293,977)
Income Taxes                                             --                 988
                                                    -------            --------
Net Loss                                           $ (3,667)          $(294,965)
                                                    =======            ========

Loss per Share                                     $  (0.06)          $   (4.85)

Diluted Shares                                       60,763              60,763

                             HEILIG-MEYERS COMPANY
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                             (Amounts in thousands)
                                  (Unaudited)

                                           One Month Ended     Nine Months Ended
                                           November 30, 2001   November 30, 2001
                                          ------------------  ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                          $ (3,667)          $(294,965)
Adjustments to reconcile net loss to net cash
 provided by (used in) operating activities:
   Depreciation and amortization                       288               9,572
   Reorganization items                                821             213,769
   Change in operating assets and liabilities:
       Accounts receivable                              --              25,249
       Other receivables                               836               9,406
       Inventories                                  (2,674)             91,339
       Prepaid expenses                                107               5,347
       Deferred revenue                                (96)            (11,768)
       Accounts payable                              2,928              (7,433)
       Accrued expenses                              3,276             (14,245)
                                                 ---------           ---------
Net cash provided by (used in)
  operating activities                               1,819              26,271
                                                 ---------           ---------

CASH FLOWS RELATED TO INVESTING ACTIVITIES:
  Additions to property and equipment                 (126)             (1,816)
  Disposals of property and equipment                  (28)                982
  Proceeds from dispositions of fixed
    assets - reorganization                             --              22,904
  Miscellaneous investments                            (88)             25,651
                                                 ---------           ---------
Net cash provided by investing activities             (242)             47,721
                                                 ---------           ---------

CASH FLOWS RELATED TO FINANCING ACTIVITIES:
  Decrease in notes payable, net                        --                 (13)
  Payments of long-term debt                            --                 (38)
  DIP proceeds (payments) - Revolving Facility          --             (10,225)
  DIP proceeds (payments) - Term Facility               --             (15,000)
  Restricted cash                                     (181)            (43,709)
                                                 ---------           ---------
Net cash provided by (used in)
  financing activities                                (181)            (68,985)
                                                 ---------           ---------
Net increase in cash                                 1,395               5,007
Cash at beginning of period                          8,312               4,700
                                                 ---------           ---------
Cash at end of period                           $    9,707          $    9,707
                                                 =========           =========
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